THE GABELLI EQUITY TRUST INC. (the "Trust")

Exhibit Q1(a)(ii)

The Trust's Articles of Amendment, dated May 12, 2004, is incorporated by reference to Pre-Effective Amendment No. 1 as Exhibit 1(f) to the Trust's Registration Statement on
Form N-14, as filed with the Securities and Exchange
Commission via EDGAR on June 24, 2005 (Accession No.
0000950123-05-007742).








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